Other Non-current Assets	12 Months Ended
Dec. 31, 2013
Other Non-current Assets
Other Non-current Assets

8. Other Non-current Assets

        Other non-current assets consisted of the following as at December 31 (in thousands):

	2013	2012
Fair value of swaps	$2,472	$2,908
Receivable from ZIM	25,765	33,899
Other assets	883	1,176

Total	$29,120	$37,983

        Israel Corporation Ltd., the parent company of ZIM Integrated Shipping Services Ltd. ("ZIM"), has announced that ZIM has reached an agreement in principle with its creditors, including the Company, for a restructuring of its obligations. This agreement includes a significant reduction in the charter rates payable by ZIM for the remaining life of its time charters, expiring in 2020 or 2021, for six of the Company's vessels and the Company's receipt of unsecured, interest bearing ZIM notes maturing in nine years and ZIM shares in exchange for such reductions and cancellation of ZIM's other obligations to the Company. Based on these anticipated terms, the Company has written down the value of its long-term receivables from ZIM as of December 31, 2013 and recognized a $19.0 million impairment charge with respect thereto, resulting in an outstanding long-term receivable of $25.8 million as of December 31, 2013. This agreement in principle remains subject to various approvals, including from each of the relevant creditor parties and ZIM's audit committee, board of directors and shareholders, as well as negotiation and execution of definitive documentation.

        In respect to the fair value of swaps, refer to Note 16, Financial Instruments—Fair Value Interest Rate Swap Hedges.